UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 19, 2016

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
(Exact name of registrant as specified in its charter)

BERMUDA	0-24796	98-0438382

(State or other jurisdiction of incorporation and organisation)	(Commission File Number)	(IRS Employer Identification No.)

O'Hara House, 3 Bermudiana Road, Hamilton, Bermuda		HM 08
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (441) 296-1431

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
On February 19, 2016, CME Media Enterprises B.V. (“CME BV”), a wholly owned subsidiary of Central European Media Enterprises Ltd. (“CME”) entered into (i) a EUR 468.8 million senior unsecured term credit facility agreement with BNP Paribas, as administrative agent, Time Warner Inc., a Delaware corporation (“Time Warner”), as guarantor, CME, as guarantor, and the lenders party thereto (the “2016 Third Party Credit Agreement”); and (ii) an amended and restated reimbursement agreement with CME and Time Warner, as credit guarantor (the “Amended and Restated Reimbursement Agreement”).
Loan proceeds under the 2016 Third Party Credit Agreement, which are expected to be drawn on or about April 7, 2016, will be applied, together with corporate cash, toward (i) the repayment and discharge in full of the outstanding aggregate principal amount of CME’s 15.0% Senior Notes due 2017 (the “2017 PIK Notes”), and accrued and unpaid interest thereon and (ii) repayment of the outstanding principal amount of the loan (the “Time Warner Term Loan”), and accrued and unpaid interest thereon, under the amended and restated term loan credit facility agreement among CME, Time Warner, as administrative agent, and the lenders thereto, dated as of February 28, 2014, as amended and restated as of November 14, 2014 (the “Time Warner Term Loan Agreement”) (as filed with the Securities and Exchange Commission (the “SEC”) on November 14, 2014 as Exhibit 10.9 to CME’s Current Report on Form 8-K). As of December 31, 2015, approximately USD 502.5 million aggregate principal amount of the 2017 PIK Notes and approximately USD 38.2 million aggregate principal amount of the Time Warner Term Loan were outstanding. CME issued a notice of redemption for the 2017 PIK Notes on February 22, 2016 and expects the redemption and discharge of the 2017 PIK Notes and the repayment of the Time Warner Term Loan to be completed on or about April 8, 2016.
2016 Third Party Credit Agreement
The 2016 Third Party Credit Agreement provides that the lenders thereunder will make loans (“2016 Third Party Loan”) in the aggregate principal amount of EUR 468.8 million, which will bear interest payable in cash at three-month EURIBOR plus a margin between 1.07% and 1.90% (depending on the credit rating of Time Warner) and will mature on February 19, 2021. In connection with the 2016 Third Party Credit Agreement, CME BV intends to enter into customary ordinary course interest rate hedging arrangements that will be guaranteed by CME, Time Warner and certain of Time Warner’s subsidiaries.
The 2016 Third Party Credit Agreement also contains customary representations, warranties, covenants and events of default. CME BV may prepay the loans drawn under the 2016 Third Party Credit Agreement in whole or in part without premium or penalty (other than breakage costs) (i) when CME’s Consolidated Net Leverage (as defined in the Amended and Restated Reimbursement Agreement (summarized below)) is below 5.0 times, for two consecutive quarters, (ii) following a Change of Control (as defined in the Amended and Restated Reimbursement Agreement), (iii) with the proceeds of specified asset sales, specified issuances of equity securities and insurance events and specified insurance payments (as set forth in the Amended and Restated Reimbursement Agreement), or (iv) at any time from February 19, 2020.
Time Warner and certain of its subsidiaries are providing an unconditional unsecured guarantee of payment under the 2016 Third Party Credit Agreement. Pursuant to the Amended and Restated Reimbursement Agreement, CME BV will pay a guarantee fee to Time Warner in consideration of this guarantee. In addition, CME is providing an unconditional unsecured guarantee of payment under the 2016 Third Party Credit Agreement (the “CME 2016 Credit Facility Guarantee”).
Following an event of default under the 2016 Third Party Credit Agreement or under the Amended and Restated Reimbursement Agreement, Time Warner and its affiliates will have a loan purchase right pursuant to which it may require the lenders to assign the 2016 Third Party Credit Agreement to it in consideration of payment of all amounts then owing to the lenders.
The above description of the 2016 Third Party Credit Agreement and the CME 2016 Credit Facility Guarantee are incomplete and are qualified in their entirety by reference to the 2016 Third Party Credit Agreement and the CME 2016 Credit Facility Guarantee, copies of which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Amendments to Existing Third Party Credit Agreements
On February 19, 2016, CME entered into an amendment (the “2014 Third Party Credit Agreement Amendment”) to the senior unsecured term credit facility among CME, as borrower, BNP Paribas, as administrative agent, Time Warner, as guarantor, and the lenders party thereto originally dated November 14, 2014 (the “2014 Third Party Credit Agreement”) (as filed with the SEC on November 14, 2014 as Exhibit 10.1 to CME’s Current Report on Form 8-K) , as amended by the first amendment, dated as of March 9, 2015. The 2014 Third Party Credit Agreement Amendment includes amendments to (i) extend the maturity date from November 1, 2017 until November 1, 2018, (ii) reallocate the credit exposure under the 2014 Third Party Credit Agreement on a pro-rata basis among the original and new lenders thereunder and (iii) permit voluntary prepayment by CME in whole or in part without premium or penalty (other than breakage costs) (w) when its Consolidated Net Leverage (as defined in the Amended and Restated Reimbursement Agreement) is below 5.0 times for two consecutive quarters, (x) following a Change of Control (as defined in the Amended and Restated Reimbursement Agreement), (y) with the proceeds of specified asset sales, specified issuances of equity securities and insurance events and specified insurance payments (as set forth in the Amended and Restated Reimbursement Agreement), or (z) at any time on or after November 1, 2017. In addition, CME BV is providing an unconditional unsecured guarantee of payment under the 2014 Third Party Credit Agreement (the “CME BV 2014 Credit Facility Guarantee”).
On February 19, 2016, CME entered into an amendment (the “2015 Third Party Credit Agreement Amendment”) to the senior unsecured term credit facility agreement among CME, as borrower, BNP Paribas, as administrative agent, Time Warner, as guarantor, and the lenders party thereto originally dated September 30, 2015 (the “2015 Third Party Credit Agreement”) (as filed with the SEC on September 30, 2015 as Exhibit 10.1 to CME’s Current Report on Form 8-K) to, among other things, reallocate the credit exposure under the 2015 Third Party Credit Agreement on a pro-rata basis among the original and new lenders thereunder. In addition, CME BV is providing an unconditional unsecured guarantee of payment under the 2015 Third Party Credit Agreement (the “CME BV 2015 Credit Facility Guarantee”). The 2014 Third Party Credit Agreement Amendment and the 2015 Third Party Credit Agreement Amendment will be effective when the loans under the 2016 Third Party Credit Agreement are drawn.
The above descriptions of the 2014 Third Party Credit Agreement Amendment, the 2015 Third Party Credit Agreement Amendment, the CME BV 2014 Credit Facility Guarantee and the CME BV 2015 Credit Facility Guarantee are incomplete and are qualified in their entirety by reference to the 2014 Third Party Credit Agreement Amendment, the 2015 Third Party Credit Agreement Amendment, the CME BV 2014 Credit Facility Guarantee and the CME BV 2015 Credit Facility Guarantee, copies of which are attached as Exhibits 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Amended and Restated Revolving Loan Facility with Time Warner
On February 19, 2016, CME entered into an amendment and restatement agreement dated February 19, 2016 between CME and Time Warner, as administrative agent, which amends and restates the revolving loan credit facility agreement (the “Amended and Restated Revolving Credit Facility Agreement”) among CME, as borrower, Time Warner, as administrative agent, and the lenders thereto, originally dated as of February 28, 2014, as amended and restated as of November 14, 2014 (the “Existing Revolving Credit Facility Agreement”) (as filed with the SEC on November 14, 2014 as Exhibit 10.10 to CME’s Current Report on Form 8-K). The Amended and Restated Revolving Credit Facility Agreement will be effective when the loans under the 2016 Third Party Credit Agreement are drawn.

Under the Amended and Restated Revolving Credit Facility Agreement, the maturity date will be extended from December 1, 2017 to February 19, 2021 and the commitment amount will be reduced from USD 115.0 million to USD 50.0 million on January 1, 2018. The amounts outstanding under the Amended and Restated Revolving Credit Facility Agreement will bear interest at a rate based on, at CME’s option, the alternate base rate or the adjusted LIBO rate (each as defined (including a floor) in the Amended and Restated Revolving Credit Facility Agreement) plus a margin. The margin will be determined on the basis of CME’s Consolidated Net Leverage (as defined in the Amended and Restated Revolving Credit Facility Agreement) and will be between (a) 8.0% (in the event Consolidated Net Leverage is greater than or equal to 7.0 times) and 5.0% (in the event Consolidated Net Leverage is less than 5.0 times) for adjusted base rate loans or (b) 9.0% (in the event Consolidated Net Leverage is greater than or equal to 7.0 times) and 6.0% (in the event Consolidated Net Leverage is less than 5.0 times) for adjusted LIBO rate loans. An amount equal to 5% of the interest rate applicable to loans outstanding under the Amended and Restated Revolving Credit Facility Agreement will be payable in cash, with the remainder payable in cash or in kind, at CME’s option. The Amended and Restated Revolving Credit Facility Agreement will also provide that following a Change of Control (as defined therein), all commitments terminate and the margin for outstanding alternate base rate loans increases to 11% and the margin on outstanding adjusted LIBO rate loans increases to 12% on the date that is 180 days following such Change of Control. It also amends the definition of Change of Control to include Time Warner or its affiliates ceasing to have a beneficial ownership of CME of at least a 35% (on a fully-diluted basis). The covenants and events of default under the Amended and Restated Revolving Credit Facility Agreement will be substantially similar to those in the Amended and Restated Reimbursement Agreement (described below).
The above description of the Amended and Restated Revolving Credit Facility Agreement is incomplete and is qualified in its entirety by reference to the Amended and Restated Revolving Credit Facility Agreement, a copy of which is attached as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.
Amended and Restated Reimbursement Agreement
On February 19, 2016, CME and CME BV entered into the Amended and Restated Reimbursement Agreement with Time Warner. The Amended and Restated Reimbursement Agreement provides, in relevant part, that CME will reimburse Time Warner or its subsidiaries for any payments made under any guarantee or through any loan purchase right exercised by Time Warner or its affiliates in respect of the 2016 Third Party Credit Agreement (as well as in respect of the 2014 Third Party Credit Agreement and the 2015 Third Party Credit Agreement), for any payments made on behalf of CME BV under the 2016 Third Party Credit Agreement (as well as any payments made on behalf of CME under the 2014 Credit Agreement and the 2015 Third Party Credit Agreement), and under any guarantee provided by Time Warner and certain of its subsidiaries of any interest rate hedging arrangements entered into by CME or CME BV in connection with those credit agreements.
As consideration for the guarantee of the 2016 Third Party Credit Agreement, CME BV will pay a guarantee fee to Time Warner in U.S. dollars in an amount equal to (a) a rate per annum (the “2016 Guarantee Fee Rate”) equal to (x) the applicable all-in rate minus (y) the rate of interest paid by CME BV under the 2016 Third Party Credit Agreement, multiplied by (b) the amount of loans outstanding under the 2016 Third Party Credit Agreement from time to time. The “all-in rate” will be measured quarterly on the basis of CME’s Consolidated Net Leverage (as defined in the Amended and Restated Reimbursement Agreement) and will be between 10.5% (in the event Consolidated Net Leverage is greater than or equal to 8.0 times) and 7.0% (in the event Consolidated Net Leverage is less than 5.0 times). The fee will be payable semi-annually. A portion of the fee equal to (A) 5.0% minus the rate of interest paid by CME BV under the 2016 Third Party Credit Agreement multiplied by (B) the amount of loans outstanding under the 2016 Third Party Credit Agreement shall be payable in cash and the remainder may be payable in cash or in kind (which amount in kind shall compound on each semi-annual payment date). Unpaid amounts of the fee will bear interest per annum at the 2016 Guarantee Fee Rate from the date loans are drawn under the 2016 Third Party Credit Agreement and be payable in the same manner as the guarantee fee on each semi-annual payment date. Unpaid portions of the fee may be prepaid in cash at any time and the fee will be payable in full in cash on the maturity of the 2016 Third Party Credit Agreement. The guarantee fee in respect of the 2014 Third Party Credit Agreement (as amended) and the 2015 Third Party Credit Agreement (as amended) remain unchanged from the original reimbursement agreement dated November 14, 2014 (as filed with the SEC on November 14, 2014 as Exhibit 10.3 to CME’s Current Report on Form 8-K) other than in the case of the 2014 Third Party Credit Agreement following a Change of Control (as defined in the Amended and Restated Reimbursement Agreement) as described below.

The Amended and Restated Reimbursement Agreement contains specified financial covenants, such as maintaining a cash flow cover ratio of no less than 0.50 to 1.00, an interest cover ratio of no less than 0.75 to 1.00 and a consolidated total leverage ratio of no more than 12.5 to 1.00, which ratios are adjusted on certain dates in the future in accordance with the Amended and Restated Reimbursement Agreement. The Amended and Restated Reimbursement Agreement includes a covenant requiring repayment of outstanding indebtedness and guarantee fees with the proceeds of specified asset sales, specified issuances of equity securities and insurance events and specified insurance payments. In addition, the Amended and Restated Reimbursement Agreement provides that following a Change of Control (as defined in the Amended and Restated Reimbursement Agreement), the all-in rate in connection with the 2014 Third Party Credit Agreement and 2016 Third Party Credit Agreement increases to 11% and 13%, respectively, on the date that is 180 days following such Change of Control. It also amends the definition of Change of Control to include Time Warner or its affiliates ceasing to own at least a 35% economic interest in CME (on a fully-diluted basis). The remaining terms of the Amended and Restated Reimbursement Agreement remain substantially the same as the original reimbursement agreement dated as of November 14, 2014 between CME and Time Warner (as amended).
The above description of the Amended and Restated Reimbursement Agreement is incomplete and is qualified in its entirety by reference to the Amended and Restated Reimbursement Agreement, a copy of which is attached as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated herein by reference.
Amended and Restated Reimbursement Agreement Guarantee and Pledges
On February 19, 2016, CME BV and CME’s wholly-owned subsidiary, Central European Media Enterprises N.V. (“CME NV”), entered into an amended and restated guarantee with Time Warner (the “Amended and Restated Reimbursement Agreement Guarantee”), pursuant to which CME NV and CME BV are guarantors of the obligations of CME under the Amended and Restated Reimbursement Agreement. The Amended and Restated Reimbursement Agreement is secured by a fifth-ranking pledge (subject to the CME Intercreditor Agreement described below) over 100% of the outstanding shares of each of CME NV and CME BV pursuant to (i) a Pledge Agreement on Shares of CME NV among CME, CME NV and Time Warner, dated February 19, 2016 (“CME NV Pledge”) and (ii) a Deed of Pledge of Shares in CME BV by and among CME NV, CME BV and Time Warner, dated February 19, 2016 (“CME BV Pledge”).
The above descriptions of the Amended and Restated Reimbursement Agreement Guarantee, the CME NV Pledge and the CME BV Pledge are incomplete and qualified in their entirety by reference to the complete text of the Amended and Restated Reimbursement Agreement Guarantee, the CME NV Pledge and the CME BV Pledge, copies of which are attached as Exhibits 10.9, 10.10 and 10.11, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
CME Intercreditor Agreement
On February 19, 2016, CME entered into a Deed of Amendment (the “Deed of Amendment”) to the Intercreditor Agreement originally dated as of July 21, 2006 (as amended and restated from time to time, including in connection with the Deed of Amendment, the "CME Intercreditor Agreement") among CME, CME NV, CME BV, Time Warner, as CME credit guarantor under the Amended and Restated Reimbursement Agreement, Deutsche Bank Trust Company America, as trustee under the 2017 PIK Notes, and Time Warner, as agent under the Time Warner Term Loan and under the Existing Revolving Credit Facility Agreement.
The parties to the CME Intercreditor Agreement have agreed, among other things, to share on a ratable basis any proceeds received by any party thereto upon enforcement of any of the security, irrespective of the ranking of the security documents granting security over such collateral. The CME Intercreditor Agreement provides that all secured parties will accelerate their indebtedness and cooperate in respect of enforcement of the relevant collateral subject to the CME Intercreditor Agreement if any secured party seeks enforcement.
The above descriptions of the Deed of Amendment and CME Intercreditor Agreement are incomplete and qualified in their entirety by reference to the complete text of the Deed of Amendment and the CME Intercreditor Agreement, copies of which are attached as Exhibits 10.12 and 10.13 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The disclosure set forth in Item 1.01 of this Current Report on Form 8-K with respect to only the 2016 Third Party Credit Agreement and the Amended and Restated Reimbursement Agreement above is hereby incorporated by reference.

Item 7.01	Regulation FD Disclosure
On February 22, 2016, the Company announced the transactions described above pursuant to the press release, the text of which is set forth in Exhibit 99.1 hereto.
The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit 10.1
Credit Agreement dated as of February 19, 2016 among CME Media Enterprises B.V., as borrower, Central European Media Enterprises Ltd., as guarantor, BNP Paribas, as administrative agent, Time Warner Inc., as guarantor, and the lenders party thereto.

Exhibit 10.2
Guarantee dated as of February 19, 2016 of Central European Media Enterprises Ltd. in favour of BNP Paribas, as administrative agent for the lenders party to the Credit Agreement dated as of February 19, 2016.

Exhibit 10.3
Amendment dated as of February 19, 2016 to the Credit Agreement dated as of November 14, 2014, among Central European Media Enterprises Ltd., as borrower, BNP Paribas, as administrative agent, Time Warner Inc., as guarantor, and the lenders party thereto.

Exhibit 10.4
Amendment dated as of February 19, 2016 to the Credit Agreement dated as of September 30, 2015, among Central European Media Enterprises Ltd., as borrower, BNP Paribas, as administrative agent, Time Warner Inc., as guarantor, and the lenders party thereto.

Exhibit 10.5
Guarantee dated as of February 19, 2016 of CME Media Enterprises B.V. in favour of BNP Paribas, as administrative agent for the lenders party to the Credit Agreement originally dated as of November 14, 2014.

Exhibit 10.6
Guarantee dated as of February 19, 2016 of CME Media Enterprises B.V. in favour of BNP Paribas, as administrative agent, for the lenders party to the Credit Agreement originally dated as of September 30, 2015.

Exhibit 10.7
Amendment and Restatement Agreement in respect of the Amended and Restated Revolving Loan Facility Credit Agreement dated as of November 14, 2014, as amended and restated as of February 19, 2016 among Central European Media Enterprises Ltd., as borrower, Time Warner Inc. as administrative agent, and the lenders party thereto.

Exhibit 10.8
Amended and Restated Reimbursement Agreement dated as of November 14, 2014 as amended and restated as of February 19, 2016 among Central European Media Enterprises Ltd., CME Media Enterprises B.V., and Time Warner Inc., as credit guarantor.

Exhibit 10.9
Amended and Restated Guarantee dated as of February 19, 2016 among Central European Media Enterprises N.V. and CME Media Enterprises B.V., as subsidiary guarantors, in favour of Time Warner Inc. as credit guarantor and agent.

Exhibit 10.10
Pledge Agreement on Shares in Central European Media Enterprises N.V. dated February 19, 2016 among Central European Media Enterprises Ltd., as pledgor, Time Warner Inc., as pledgee, and Central European Media Enterprises N.V.

Exhibit 10.11	Deed of Pledge of Shares (CME Media Enterprises B.V.) dated February 19, 2016 among Central European Media Enterprises N.V., as pledgor, Time Warner Inc. as pledgee, and CME Media Enterprises B.V.
Exhibit 10.12
Deed of Amendment dated February 19, 2016 to the Intercreditor Agreement dated July 21, 2006, as amended and restated, among Central European Media Enterprises Ltd., Central European Media Enterprises N.V., CME Media Enterprises B.V., and the other parties thereto.

Exhibit 10.13
Intercreditor Agreement dated July 21, 2006, as amended and restated, among Central European Media Enterprises Ltd., Central European Media Enterprises N.V., CME Media Enterprises B.V., and the other parties thereto.

Exhibit 99.1	Press release of Central European Media Enterprises Ltd. dated as of February 22, 2016.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
Date: February 22, 2016	/s/ David Sturgeon___________________
David Sturgeon Chief Financial Officer